The Hirtle Callaghan Trust

David M. Spungen, whose signature appears below, does hereby constitute and appoint Donald E. Callaghan and Robert J. Zion, and each of them, his true and lawful attorney and agent, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable or which may be required to enable The Hirtle Callaghan Trust ("Trust") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, (collectively, "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments to the Registration Statement of the Trust on Form N-1A pursuant to said Acts, including, without limitation, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.


                            /s/
                            David M. Spungen

Dated:  November 5, 1996

The Hirtle Callaghan Trust

Ross H. Goodman, whose signature appears below, does hereby constitute and appoint Donald E. Callaghan and Robert J. Zion, and each of them, his true and lawful attorney and agent, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable or which may be required to enable The Hirtle Callaghan Trust ("Trust") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, (collectively, "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments to the Registration Statement of the Trust on Form N-1A pursuant to said Acts, including, without limitation, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.


                            /s/
                            Ross H. Goodman

Dated:  November 5, 1996

The Hirtle Callaghan Trust

Donald E. Callaghan, whose signature appears below, does hereby constitute and appoint Donald E. Callaghan and Robert J. Zion, and each of them, his true and lawful attorney and agent, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable or which may be required to enable The Hirtle Callaghan Trust ("Trust") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, (collectively, "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments to the Registration Statement of the Trust on Form N-1A pursuant to said Acts, including, without limitation, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.


                            /s/
                            Donald E. Callaghan

Dated:  November 5, 1996

The Hirtle Callaghan Trust

Jarrett Burt Kling, whose signature appears below, does hereby constitute and appoint Donald E. Callaghan and Robert J. Zion, and each of them, his true and lawful attorney and agent, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable or which may be required to enable The Hirtle Callaghan Trust ("Trust") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, (collectively, "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments to the Registration Statement of the Trust on Form N-1A pursuant to said Acts, including, without limitation, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.


                            /s/
                            Jarrett Burt Kling

Dated:  November 5, 1996

The Hirtle Callaghan Trust

Richard W. Worthham, III, whose signature appears below, does hereby constitute and appoint Donald E. Callaghan and Robert J. Zion, and each of them, his true and lawful attorney and agent, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable or which may be required to enable The Hirtle Callaghan Trust ("Trust") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, (collectively, "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments to the Registration Statement of the Trust on Form N-1A pursuant to said Acts, including, without limitation, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.


                            /s/
                            Richard W. Worthham, III

Dated:  November 5, 1996

The Hirtle Callaghan Trust

Jonathan J. Hirtle, whose signature appears below, does hereby constitute and appoint Donald E. Callaghan and Robert J. Zion, and each of them, his true and lawful attorney and agent, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable or which may be required to enable The Hirtle Callaghan Trust ("Trust") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, (collectively, "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments to the Registration Statement of the Trust on Form N-1A pursuant to said Acts, including, without limitation, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.


                            /s/
                            Jonathan J. Hirtle

Dated:  November 5, 1996